UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2019

FIRST FINANCIAL BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7674	75-0944023
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Pine Street, Abilene, Texas 79601

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Reorganization

On September 19, 2019, First Financial Bankshares, Inc. (“FFIN”), the parent company of First Financial Bank, N.A., Abilene, Texas (“FFB”), Brazos Merger Sub., Inc., a Texas corporation and wholly owned subsidiary of FFIN (“Merger Sub”), and TB&T Bancshares, Inc. (“TB&T”), the parent company of The Bank & Trust of Bryan/College Station, Texas (the “Bank”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for FFIN’s acquisition of TB&T through the merger of Merger Sub with and into TB&T (the “Merger”), with TB&T surviving the Merger as a wholly owned subsidiary of FFIN. Thereafter, TB&T will merge with and into FFIN, with FFIN surviving the merger and the Bank will merge with and into FFB, with FFB as the surviving bank.

At the effective time of the Merger, each outstanding share of TB&T common stock will be converted into the right to receive 1.2502 shares of FFIN common stock. Holders of TB&T common stock will receive cash in lieu of fractional shares. Following the closing of the Merger, TB&T’s former shareholders will have aggregate ownership of approximately 4.4% of the outstanding common stock of FFIN.

The boards of directors of each of FFIN and TB&T have approved the Merger and the Reorganization Agreement. The consummation of the Merger is subject to various conditions, including (i) receipt by TB&T of the requisite approvals of the Reorganization Agreement and Merger from the shareholders of TB&T, (ii) receipt of all required regulatory approvals, (iii) the effectiveness of the registration statement to be filed by FFIN with the Securities and Exchange Commission (“SEC”) with respect to the FFIN common stock to be issued in the Merger, and (iv) certain officers of TB&T entering into employment agreements with FFB. Subject to satisfaction of the closing conditions, the parties anticipate completing the Merger during the first quarter of 2020.

The Reorganization Agreement contains customary representations and warranties from both FFIN and TB&T, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Reorganization Agreement and the effective time of the Merger.

All of the members of the board of directors of TB&T have entered into a voting agreement pursuant to which they have agreed to vote their shares of TB&T common stock in favor of the approval and adoption of the Reorganization Agreement and the Merger and against any alternative transaction. The voting agreement covers approximately 26% of the outstanding TB&T shares. A copy of the form of the voting agreement is included as an exhibit to the Reorganization Agreement and is incorporated by reference herein. In addition, all of the members of the board of directors of TB&T have entered into director support agreements pursuant to which they have agreed to refrain from harming the goodwill of TB&T and to certain post-closing restrictive covenants. A copy of the form of the Director Support Agreement is included as an exhibit to the Reorganization Agreement and is incorporated by reference herein.

The foregoing descriptions of the Reorganization Agreement, the voting agreements and the director support agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the respective agreements, attached hereto as Exhibit 2.1, which are incorporated herein by reference.

Cautionary Statement Regarding Representations and Warranties

The representations, warranties and covenants of each party set forth in the Reorganization Agreement have been made only for purposes of, and were and are solely for the benefit of, the parties to the Reorganization Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Reorganization Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Reorganization Agreement or such other date as is specified in the Reorganization Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Reorganization Agreement is included with this filing only to provide investors with information regarding the terms of the Reorganization Agreement, and not to provide investors with any other factual information regarding the parties to the Reorganization Agreement, their affiliates or their businesses. The Reorganization Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties to the Reorganization Agreement, their affiliates or their businesses, and the Merger that will be contained in, or incorporated by reference into, a registration statement on Form S-4 that will be filed with the SEC and will include a proxy statement of TB&T and a prospectus of FFIN, and the Forms 10-K, Forms 10-Q and other filings that FFIN makes with the SEC.

ITEM 7.01	REGULATION FD DISCLOSURE

In connection with the execution of the Reorganization Agreement discussed in Item 1.01 above, FFIN and TB&T issued a joint press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following are exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Reorganization, dated September 19, 2019, by and among First Financial Bankshares, Inc., Brazos Merger Sub, Inc., and TB&T Bancshares, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules will be furnished supplementally to the Securities and Exchange Commission upon request.)

99.1	Press Release issued by First Financial Bankshares, Inc., dated September 19, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect,” “plan,” “anticipate,” “target,, “forecast” and “goal.” Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the SEC, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325-627-7155. Except as otherwise stated in this communication, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

Additional Information for Shareholders

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed transaction, FFIN intends to file with the SEC a registration statement on Form S-4 to register the shares of FFIN common stock to be issued to TB&T shareholders. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of TB&T seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT FFIN, TB&T AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents, when filed, through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by FFIN will be available free of charge by directing a request by telephone or mail to First Financial Bankshares, Inc., 400 Pine Street, Abilene, Texas 79601, Attn: Investor Relations. FFIN’s telephone number is 325-627-7155 or on FFIN’s website at www.ffin.com, under the tab “Investor Relations.”

FFIN, TB&T and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TB&T’s shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of FFIN is set forth in the proxy statement for FFIN’s 2019 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 1, 2019. Free copies of this document may be obtained free of charge as described in the preceding paragraph. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: September 20, 2019	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer